Exhibit 10.7

Joint Venture with North Caribbean Research, SA

Memorandum Agreement

From: Aqua Quest International, Inc.

To: North Caribbean Research, Inc. (NCR)

Date: December 30, 2013

Re: Ancillary Agreements between Aqua Quest & NCR

The Joint Venture shall pay the following amounts to the following during the term of the Joint Venture: Richard Berry -- $60,000 per year, paid monthly, Christopher Berry -- $500 per week, and Scott Berry -- $500 per week. Failure to make such payments shall be an event of default of Aqua Quest under the Joint Venture Agreement.

Richard Berry, Christopher Berry, Scott Berry and Richard Donato shall be placed on the Aqua Quest Board of Advisors for the Dominican Republic Project of Aqua Quest. Each of them shall be eligible to participate in the profit sharing allocated to Aqua Quest employees for the Dominican Republic project.

When the necessary permits for the License Area are issued or renewed from the Dominican Republic, Aqua Quest shall issue the following shares of Class A Common Stock, $0.0001 par value: To Richard Berry, Fifty Thousand (50,000) shares, to Christopher Berry, Scott Berry and Richard Donato, Twenty Five Thousand (25,000) each, along with Common Stock Purchase Warrants giving the right to purchase an equal amount of such shares for two years at a price of $2.00 per share.

Agreed to:

North Caribbean Research, Ltd.

  /s/ Richard Berry

By_______________________

   Richard Berry

Aqua Quest International, Inc.

  /s/ Robert H. Mayne, Jr.

By:___________________________

   Robert H. Mayne, Jr.

Aqua Quest International, Inc.

AGREEMENT FOR JOINT VENTURE

Dated as of December 29, 2013

Between

Aqua Quest International, Inc.

and

North Caribbean Research, S.A.

         AGREEMENT FOR JOINT VENTURE entered into as of December 29, 2013, at Tarpon Springs, Florida, United States of America, by and between Aqua Quest International, Inc., (hereinafter called Aqua Quest) and North Caribbean Research, S.A. (hereinafter called NCR), collectively hereinafter referred to as the "Parties" and individually as a Party.

WHEREAS, Aqua Quest is in the business of salvaging, preserving and displaying historical artifacts, and

WHEREAS, NCR is in the business of salvaging, preserving and displaying historical artifacts in and near the Dominican Republic and elsewhere, and

WHEREAS, NCR has obtained from the Dominican Republic a renewable license to search for and salvage sunken shipwrecks in and near the Dominican Republic, and

WHEREAS, NCR is in need of funding to renew said licenses, and

WHEREAS, NCR wishes to obtain the services of Aqua Quest to search for and salvage sunken shipwrecks in NCRs license area, and

WHEREAS, the Parties wish to control the use of their license by third parties in order to comply with government rules concerning the license, and

         WHEREAS, the Parties wish to establish a framework for their cooperation,

         NOW, THEREFORE, in consideration for the mutual promises and representations contained herein, the Parties agree as follows:

ARTICLE I

Manner of Cooperation

         Section 1.1. Effect of This Agreement. Aqua Quest and NCR hereby enter into this Joint Venture Agreement whereby Aqua Quest and NCR will cooperate in exploring and salvaging shipwreck and other treasures in the area licensed to NCR by the Dominican Republic (the License Area)

         Section 1.2. Name and Place of Business of the Joint Venture. The name of the Joint Venture shall be decided upon by the Parties. The Joint Ventures offices shall be located at 719 Pent Street, Tarpon Springs, Florida 34689 or at the offices of Aqua Quest as from time to time designated.

Section 1.3. Management. Subject to the reasonable supervision of NCR, Aqua Quest will have full management of all day to day operations of the Joint Venture.

         Section 1.4. Purpose and Duration. The purpose of the Joint Venture shall to explore the territory licensed to NCR by the Dominican Republic and to salvage shipwrecks contained therein.

         The duration of the Joint Venture shall be the duration of the licenses from the Dominican Republic to NCR, as granted and renewed.

The Joint Venture shall operate in such a way, to the extent economically feasible, to benefit the local economy in the Dominican Republic, to locally source labor and supplies, shall cooperate with local educational institutions in developing archaeological, historical and other studies, and shall cooperate the Dominican Republic in developing interest in local tourism and international display of Dominican culture, including featuring Dominican locations in any television and other media productions filmed on location.

         Section 1.5. Duties and Rights of the Parties. Aqua Quest shall provide and be responsible for the material and equipment, technology and technical equipment for the venture, including arranging for the vessels, equipment, technical expertise, and training of local personnel.

NCR shall provide and be responsible for local relations, local personnel, local authorization and licenses, connectivity and marketing. Local authorization shall include, but not be limited to authorization for exploration and salvage and related activities,

         The Parties will comply with all terms and conditions of any licenses or regulations of the Dominican Republic concerning their activity there.

         A Party shall have no authority to (a) do any act in contravention of this agreement, (b) do any act which would make it not reasonably practicable to carry on the ordinary business of the Joint Venture, (c) confess a judgment against the Joint Venture, (d) possess Joint Venture property, or assign their rights in specific Joint Venture property, for other than a Joint Venture purpose, or (e) admit a person as a Party.  Parties may engage in related activities in other geographical areas without conflict with the Joint Venture. Each Party shall use its best efforts to promote the Joint Venture.

Section 1.6. Financial Responsibility. Aqua Quest shall have responsibility for all financial matters and shall fund the Joint Ventures operations.

Aqua Quest shall make available to NCR the sum of Thirty Thousand Dollars ($30,000) for payment to the Dominican Republic, necessary attorneys fees, and back payments to renew the NCR licenses for three years.

Aqua Quest shall promptly pay the monthly license fees of the Joint Venture to NCR for payment to the Dominican Republic in the amount of Two Thousand Dollars ($2,000) per month. Any default of such payment shall be a material breach of this Agreement.

Aqua Quest will pay for any personnel required by the Dominican Republic on Joint Venture exploration and salvage vessels.

Aqua Quest shall pay all costs of salvage and exploration of the Joint Venture.

         Section 1.7. Books of Account; Reports and Accounting Year.

The Joint Venture shall use a certified public accounting firm chosen by unanimous vote of the Parties to maintain all books of account. The accounting firm shall use the accounting system it selects and shall prepare all the necessary ledgers, accounts, financial statements, and balance sheets. All books of account shall be kept at the Joint Venture's offices, and shall be open for inspection by any Party at any reasonable time. All books of account shall be in English. The following shall be done quarterly: balance sheet, income statement, statement of changes in financial position and statement of changes in the Party's capital account.

The Joint Venture shall keep an office where records are kept and an agent for service of process in the State of Florida. The following records are to be kept: a current list of the full name and last known business or residence address of each Party with the contribution and the share in profits and losses of each Party, a copy of the Joint Venture certificate and all amendments with executed powers of attorney pursuant to which any certificate has been executed, copies of the original Joint Venture agreement and all amendments, and copies of the licenses of NCR and all documents related to said licenses.

         The Joint Venture shall use a cash accounting basis. Unless otherwise agreed, at the end of each fiscal year, the Joint Venture's books of accounts shall be audited by a firm selected by the partners. This auditor shall not be the normal accounting firm and must be independent. The audit shall be done in sixty days after the close of the fiscal year.

         The Joint Venture shall make a report to the Parties within Fifteen (15) days after the end of each calendar quarter.   The annual year for accounting of the Joint Venture shall be the calendar year ending on December 31.

Section 1.8. Division of Net Proceeds and Finds. The net proceeds and finds of the Joint Venture shall be divided giving Eighty percent (80%) to Aqua Quest and Twenty Percent (20%) to NCR. Net proceeds shall be after the division with the government and payment to any other parties and after Aqua Quest and NCR recover all expenses.

Section 1.9 Intellectual Properties.  Aqua Quest shall have the right to all intellectual property generated as a result or related to the Joint Venture, including but not limited to film and TV rights and the right to publish materials about the efforts of the Joint Venture, including the right to exhibit artifacts.

ARTICLE II

Licenses and Other Rights to Third Parties.

Section 2.1. Licenses and Agreements with Third Parties. The Parties anticipate that third parties may wish to explore for and salvage sunken shipwrecks in the License Area.

Aqua Quest shall have the right of first refusal for 30 days to match and take over any such offers by third parties. The decision to accept any such offer by a third party shall be the joint and mutual decision of Aqua Quest and NCR.

Any artifacts or funds or other proceeds of licenses or other arrangements to third parties by the Joint Venture shall be divided Fifty Percent (50%) to Aqua Quest and Fifty Percent (50%) to NCR.

All exploration and salvage by third parties in the License Area shall be done only aboard a vessel provided by and run by Aqua Quest, unless otherwise agreed upon.

ARTICLE III

Mutual Protection

         Section 3.1 Other Businesses of the Parties. The Parties now conduct other business that is entirely separate from their mutual business. The Parties shall have the right to keep their other business as confidential to themselves.

         Section 3.2. Expenses. The Parties are not authorized to incur any expenses on behalf of the other Party in performing their duties hereunder.

         Section 3.3. Confidential Information. The Parties may from time to time impart information to each other on their respective businesses and may impart to the other confidential information about their business, business methods, technology, clients, business contacts, connections, prospects and leads, accounts, policies, trade secrets, and financial and other information (collectively "such information").  The Parties hereto agree that such information and the confidentiality of such information is vital to their continued success. Such information is to be held strictly confidential.  The Parties agree not to use any of such information to compete with each other in any relevant or similar market to that of a Party for two years following the termination of the relationship. The Parties agree that they will not divulge such information to any other persons or parties for any reason. The Parties agree that they will not make any copies, in whatever form, of such information.  The Parties agree that such information is the property of the other Party and may not be removed from a Party's premises. The Parties agree that such information is for use by a Party only as approved by the other Party.  This provision shall remain in effect after the termination of the relationship of the Parties.

         Section 3.4. Return of Material. The Parties agree to surrender to the other Party any material or information of the other Party in the Party's possession at the time the relationship is ended. The Parties further agree to fully cooperate in the orderly conclusion of the relationship, including turning over any work in progress.

Section 3.5. Non-Solicitation of Employees. The Parties agree that during the term of this relationship and for a period of two years after the end of the relationship, they will not attempt to solicit any of the other Party's employees to leave the company or otherwise interfere with their employment relationship with a Party.

         Section 3.6. Non-Competition. The Parties agree that during the term of this relationship and for a period of two years after the end of the relationship, they will not attempt to compete with or solicit any of the other Party's customers or otherwise interfere with business relationships of a Party in any relevant market, directly or indirectly through any affiliate.

         Section 3.7. Transactions Involving Public Entities. In the case of transactions involving publicly traded companies, the Parties agree that they will not use information provided by the other Party to trade in the securities of the public company.

         Section 3.8. Trade Secrets. The Parties hereby agree and stipulate that any confidential information of the Parties shall be deemed a "trade secret" as that term is defined under the Economic Espionage Act of 1996 (the "Act"), and further agree and stipulate that the Parties by this Agreement have taken all reasonable steps under the Act to keep such information secret.

ARTICLE IV

Amendments and Notices

         Section 4.1. Amendments in Writing. No amendment or addition to this Agreement shall be effective unless agreed to in writing by the Parties. All amendments or additions will be executed in the form of an Addendum to this Agreement constituting an integral part thereof.

         Section 4.2. Notices. All notices or requests in connection with this Agreement shall be in writing. Such notices may be sent by verified facsimile transmission or email followed by registered or certified mail, or by registered or certified mail.

         Section 4.3. Addresses. For all official correspondence the Parties shall use the addresses, phone and fax numbers of each other stipulated below in this Agreement. The Parties must promptly inform each other about all changes in their addresses and telecommunication numbers.

ARTICLE V

Confidentiality

         Section 5.1. Confidentiality.  Parties will keep the business contacts, and their affiliates, of other Parties completely confidential.

         Section 5.2. Exclusive Nature of Contacts. The Parties will not disclose to others any information about any contacts other Parties give them.  These contacts are the introducing Party's exclusive and valuable contacts.  No Party will directly negotiate or transact business with such contacts.

         Section 5.3. Modification of Parties.  The Parties will not add or take away any Parties to the original transaction.

         Section 5.4. Non-Circumvention. The Parties will not do business with the business partners, business contacts and affiliates of such Parties and contacts of the Parties without the express written consent of the other Parties.

         Section 5.5 Damages. If any Party directly or indirectly circumvents this Agreement, the circumvented Party shall receive the maximum amount it would have made from the transaction with legal fees and expenses.

Article VI

Termination

         Section 6.1. Termination for Cause. In the event any one of the following events occurs:

If either Aqua Quest or NCR commit any material breach of any term of this Agreement, and such breach is not cured within thirty (30) days after written notice thereof given by the party not in breach, then the Party not affected by the foregoing may terminate the Joint Venture upon summary written notice to the affected party.

         Section 6.2. Termination for Failure of Purpose. If the Joint Venture does not obtain Licenses, either party may terminate the Joint Venture on thirty (30) days written notice to the other party.

Article VII

Miscellaneous

         Section 7.1.  Survival of Terms.  Both Parties shall have the right to terminate the relationship at will on 90 days notice, but the protective and confidentiality provisions contained hereinabove as part of this Agreement shall remain in full force and any vested rights shall survive termination.

         Section 7.2. Waiver. The waiver by a Party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by a Party. All waivers must be express, in writing, and signed. All waivers will be strictly construed.

         Section 7.3. Rights and Obligations.  The rights and obligations of a Party under this Agreement shall inure to the benefit of and shall be binding upon a Party's employees, directors, officers, agents, affiliates, associates, successors and assigns.

         Section 7.4. Disputes. Disputes under this Agreement shall be submitted to binding arbitration by the American Arbitration Association in Tampa, Florida in English. If the subject matter of the arbitration shall be matters directly relating to an investment, the Arbitration shall be submitted to the International Centre for the Settlement of Investment Disputes, in Washington, D.C. in English. A Party shall be entitled to enforce any of the protective provisions of this Agreement by court order without posting bond. Any Party demonstrably guilty of criminal conduct is not entitled to arbitration, at the option of the injured Party. The Parties acknowledge that this Agreement and any award rendered pursuant to it shall be governed by the 1958 Convention on the Recognition and Enforcement of Foreign Arbitral Awards. A party may obtain a court order to enforce any protective provision of this Agreement.

`         Section 7.5. Prohibition on Assignment.  Neither Party may sell, assign, nor otherwise transfer, or mortgage, pledge, hypothecate or otherwise encumber, or permit or suffer for a period in excess of thirty (30) days any encumbrance of all or any part of its interest in the Joint Venture without the express written consent of the other Party. Any attempt to do so shall be void and a breach of the Agreement entitling the other party to terminate the Joint Venture by summary written notice or to damages.

         Section 7.6. Modifications. All waivers or modifications of this Agreement must be in writing and signed by all Parties.

         Section 7.7. Further Assurances. The Parties will execute such further documents and action necessary or appropriate to carry out the purposes of this Agreement.

         Section 7.8. Integration.  This Agreement replaces all written or oral prior agreements about the subject matter between the Parties.

Section 7.9. Fax Signatures Binding. A signed copy of this Agreement transmitted to the other Party shall be binding as though signed in person.

ARTICLE VIII

Addresses

Aqua Quest International, Inc.

719 Pent Street

Tarpon Springs, FL 33556

Phone: 727-743-6008

Fax:

Attention: Captain Robert H. Mayne, Jr.

North Caribbean Research, S.A.

Monte Christi

Dominican Republic

Phone:

Fax:

Attention: Richard Berry

With a copy to:

Richard Donato

7700 Davie Road Extension

Hollywood, Florida 33024

Phone: 954-964-0000

Fax: 954-964-0005

Email: Richard@rtdlawpa.com

         IN WITNESS WHEREOF, the Parties hereto, by their respective officers duly authorized, have caused this Agreement to be duly executed and delivered as of the date first above written.

Aqua Quest International, Inc.

  /s/ Robert H. Mayne, Jr.

By:___________________________________

         Captain Robert H. Mayne, Jr. President

North Caribbean Research, S.A.

  /s/ Richard Berry

By:___________________________________

         Richard Berry

Aqua Quest International, Inc.

Employee Employment Contract

Richard Berry

December____, 2013

EMPLOYMENT AGREEMENT

                 EMPLOYMENT AGREEMENT (the "Agreement") entered into as of the ___th day of December 2013 and between Aqua Quest International, Inc., a Florida corporation (the "Company"), and Richard Berry, an individual (the "Employee").

W I T N E S S E T H:

                 WHEREAS, the Employee has substantial knowledge and experience relating to the management and operation of Company's businesses, and the Company desires to obtain the services of the Employee in an executive capacity with the Company; and

                 WHEREAS, the Employee is ready, willing and able to serve the Company, all upon the terms and subject to the conditions hereinafter set forth, and

         WHEREAS, the Directors have duly selected the Employee to serve as an employee of the Company.

                 NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

        Part A.  Employment.

                 1. Duties. Subject to the terms and conditions of this Agreement, the Company shall employ the Employee and the Employee shall render services to the Company as required by the Companys President. In addition, the Employee shall serve such of the Company's subsidiaries as may be requested from time to time by the Company, without requirement of any additional compensation to the Employee.

                 2. Time of Employment. Throughout the period of his employment hereunder the Employee will devote sufficient amount of his professional and business time, attention, knowledge and skills to faithfully, diligently and to the best of his abilities perform his duties hereunder. It is expected that the Employee will render his services primarily at the Companys offices and from his present office, or such address as the Employee shall deem fit in his discretion, provided that the Employee will engage in such traveling as may be reasonably required in connection with the performance of his duties hereunder.

                 3. Title. The Company will initially cause the Employee to be appointed as an advisor to the Company in the Dominican Republic.

                 4. Ability to Perform. The Employee hereby represents and warrants to the Company that he is under no legal disability and has entered into no agreements that in any way limit or render the Employee incapable of performing his obligations under the Agreement or his fiduciary duties as an Employee of the Company. The Employee further covenants that he will not impair his ability to carry out his obligations under the Agreement or his fiduciary duties by entering into any agreement or in any way assisting others, directly or indirectly, to enter into any agreement which will violate the confidentiality and non-competition provisions of Part E of the Agreement.

        Part B.  Term of Employment; Termination of Agreement.

                 1. Term. Subject to prior termination in accordance with the provisions hereof, the term of the Agreement shall commence on the date hereof and shall continue during his term of service as an Employee. (the "Term").

                 2. Termination For Cause. Anything contained in Section 1 of the Part B to the contrary notwithstanding, the Agreement may be terminated at the option of the Company (the "Board") for "Cause" (as hereinafter defined), effective upon the giving of written notice of termination to the Employee. As used herein, the term "Cause" shall mean and be limited to:

                    (a) any act committed by the Employee against the Company, or any of its subsidiaries or divisions, constituting: (i) fraud, (ii) misappropriation of corporate opportunity, breach of fiduciary duty or non-disclosure of a conflict of interest, (iii) self-dealing, (iv) embezzlement of funds, (v) felony conviction for conduct involving moral turpitude or other criminal conduct, or (vi) the willful disregard by the Employee of the reasonable directions of the President; (vii) any conduct materially detrimental to the Company or its customers, or

                    (b) the breach or default by the Employee in the performance of any material provision of the Agreement (including but not limited to Part E below); or

                    (c) alcoholism or any other form of addiction which impairs the Employee's ability to perform his duties hereunder.

                 3. Deaths or Disability. Anything contained in Section 1 of the Part B to the contrary notwithstanding, the Agreement may be terminated by the Company: (i) upon the death of the Employee, or (ii) on thirty (30) days' prior written notice to the Employee, in the event that the Employee shall be physically or mentally disabled or impaired so as to prevent his from continuing the normal and proper performance of his duties and responsibilities hereunder for a period of three (3) consecutive months. The initial determination as to whether the Employee is disabled or impaired shall be made by the physician regularly treating the condition causing the disability. The Company shall have the right to require the Employee to be examined by a physician duly licensed to practice medicine in the State in which the Employee has his primary residence to determine such physician's opinion as to the Employee's disability. If such physician's opinion differs from that of the physician treating the Employee, or a physician thereafter retained by the Employee, they shall forthwith select a third physician so licensed whose opinion, after examination and review of available information, shall be conclusive and binding upon all parties hereto. All costs of the physician regularly treating or thereafter retained by the Employee shall be paid by the Employee. All costs of the physician retained by the Company shall be paid by the Company. If a third physician is required, then the costs of that physician shall be paid by the Company.

                 4. No Further Obligations. Upon any termination of the Agreement by the Company for "Cause" pursuant to Section 2 of the Part B, or by reason of the Employee's death or disability pursuant to Section 3 of the Part B, neither the Company nor any subsidiary or division thereof shall be liable for or be required to pay to the Employee any further remuneration, compensation or other benefits hereunder.

Part C.  Compensation; Expenses.

          1. Base Compensation. As compensation for his services during the Term, the Company shall pay or cause to be paid to the Employee remuneration of $60,000 per year, paid in monthly installments. Said compensation shall commence within Thirty (30) days of the issuance of the necessary permits from the Dominican Republic or the arrival in the Dominican Republic of one of Aqua Quests vessels.

          2. Benefits. In addition to the foregoing compensation, the Employee shall, throughout the period of his employment hereunder, be eligible to participate in any and all group health, group life and/or other benefit plans generally made available by the Company to its Employees, provided that nothing herein contained shall be deemed to require the Company to maintain or continue any plan or policy.

             3. Expenses. In addition to the compensation set forth above, throughout the period of the Employee's employment hereunder, the Company shall also reimburse the Employee or cause the Employee to be reimbursed, upon presentment by the Employee to the Company of appropriate receipts and vouchers therefore, for any reasonable, approved business expenses incurred by the Employee in connection with the performance of his duties and responsibilities hereunder; provided, however, that in order to be reimbursable hereunder, any such expense must be deductible (in whole or in part) by the Company for federal income tax purposes. Specifically, Company shall reimburse Employee for actual travel costs and expenses, such as travel, food & lodging, but not for time and participation. Employee will fly coach class in the United States and Coach class for any international flights. The Company will pay such expenses after Employee submits his expense report. Payment shall be in approximately two weeks after the expense report is received. The Company shall not reimburse Employee for secretarial and staff support at his home office.

        Part D. Confidentiality; Non-Competition.

As a material inducement to cause the Company to enter into the Agreement, the Employee hereby covenants and agrees that:

                 1. Confidential Information. The Employee shall, at all times during and subsequent to the Term, keep secret and retain in strictest confidence all confidential matters of the Company, and the "know-how", trade secrets, technical processes, inventions, equipment specifications, equipment designs, plans, drawings, research projects, confidential client lists, details of client, subcontractor or consultant contracts, pricing policies, operational methods, marketing plans and strategies, project development, acquisition and bidding techniques and plans, business acquisition plans, and new personnel acquisition plans of the Company and its subsidiaries and divisions (whether now known or hereafter learned by the Employee), except to the extent that (i) such information is generally available to the public without restriction, (ii) the Employee obtains confidentiality agreements with respect to such confidential information, (iii) the Employee is requested by the Board of Employees of the Company or a Committee thereof, or by the Chairman of the Company, to disclose such confidential information, (iv) such information is provided to a customer of the Company pursuant to a request received from such customer in the ordinary course of business, or (v) the Employee is under compulsion of either a court order or a governmental agency's or authority's inquiry, order or request to so disclose such information.

                 2. Property of the Company.

                    (a) Except as otherwise provided herein, all lists, records and other non-personal documents or papers (and all copies thereof) relating to the Company and/or any of its subsidiaries or divisions, including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of the Employee, or made available to the Employee, are and shall be the property of the Company, and shall be delivered to the Company on the date of termination of the Employee's employment with the Company, or sooner upon request of the Company at any time or from time to time.

                    (b) All inventions, including any procedures, formulas, methods, processes, uses, apparatuses, patterns, designs, plans, drawings, devices or configurations of any kind, any and all improvements to them which are developed, discovered, made or produced, and all trade secrets and information used by the Company and/or its subsidiaries and divisions (including, without limitation, any such matters created or developed by the Employee during the term of the Agreement), shall be the exclusive property of the Company or the subject subsidiary, and shall be delivered to the Company or the subject subsidiary (without the Employee retaining any copies, components or records thereof) on the date of termination of the Employee's employment with the Company; provided, however, that nothing herein contained shall be deemed to grant to the Company any property rights in any inventions or other intellectual property which may at any time be developed by the Employee which is wholly unrelated to any business then engaged in or under development by the Company.

                 3. Employees of the Company. The Employee shall not, at any time (whether during the term of the Agreement or at any time thereafter), directly or indirectly, for or on behalf of any business enterprise other than the Company and/or its subsidiaries and affiliates, solicit any employee, distributor or any other affiliate of the Company or any of its subsidiaries to leave his or his employment with the Company or such subsidiary, or encourage any such person to leave such employment or relationship, without the prior written approval of the Company in each instance.

                 4. Non-Competition. For so long as the Employee shall be receiving any compensation or remuneration under the Agreement, the Employee shall not, directly or indirectly, whether individually or as an employee, distributor, affiliates, stockholder (other than the passive ownership of up to 5% of the capital stock of a publicly traded corporation), partner, joint venturer, agent or other representative of any other person, firm or corporation, engage or have any interest in any business (other than the Company or any of its subsidiaries or affiliates) which, in any country in which the Company or any of its subsidiaries or divisions does or solicits business during the Term, is engaged in or derives any revenues from performing any functionally equivalent services or marketing any functionally equivalent products as those services provided and products marketed by the Company or any of its subsidiaries or divisions during the Term.

         5. Severability of Covenants. The Employee acknowledges and agrees that the provisions of the Part E are (a) made in consideration of the premises and undertakings of the Company set forth herein, (b) made for good, valuable and adequate consideration received and to be received by the Employee, and (c) reasonable and necessary, in terms of the time, geographic scope and nature of the restrictions, for the protection of the Company and the business and good will thereof. It is intended that the provisions of the Part E be fully severable, and in the event that any of the foregoing restrictions, or any portion of the foregoing restrictions, shall be deemed contrary to law, invalid or unenforceable in any respect by any court or tribunal of competent jurisdiction, then such restrictions shall be deemed to be amended, modified and reduced in scope and effect, as to duration and/or geographic area, only to that extent necessary to render same valid and enforceable (and in such reduced form, such provisions shall then be enforceable), and any other of the foregoing restrictions shall be unaffected and shall remain in full force and effect.

                 6. Equitable Remedies. The parties hereby acknowledge that, in the event of any breach or threatened breach by the Employee of the provisions of the Part E, the Company will suffer irreparable harm and will not have an adequate remedy at law. Accordingly, in the event of any such breach or threatened breach, the Company may seek and obtain appropriate equitable relief to restrain or enjoin such breach or threatened breach and/or to compel compliance herewith.

         7. Trade Secrets. The Parties hereby agree and stipulate that any confidential information of the Parties shall be deemed a "trade secret" as that term is defined under the Economic Espionage Act of 1996 (the "Act"), and further agree and stipulate that the Parties by the Agreement have taken all reasonable steps under the Act to keep such information secret.

        Part E.  Miscellaneous.

                 1. Binding Effect. All of the terms and conditions of the Agreement shall be binding upon and inure to the benefit of the Employee, the Company and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

             2. Notices. Except as may otherwise be provided herein, any notice, request, demand or other communication required or permitted under the Agreement shall be in writing and shall be deemed to have been given when delivered personally or when mailed by certified mail, return receipt requested, addressed to a party at the address of such party first set forth above, or at such other address as such party may hereafter have designated by notice.

             3. Waivers. Neither the Agreement nor any of the terms or conditions hereof may be waived, amended or modified except by means of a written instrument duly executed by the party to be charged therewith.

             4. Captions. The captions and headings used in the Agreement are for convenience of reference only, and shall not affect the construction or interpretation of the Agreement or any of the provisions hereof.

             5. Governing Law. The Agreement, and all matters or disputes relating to the validity, construction, performance or enforcement hereof, shall be governed by, and construed under, the laws of the State of Florida, without giving effect to principles of conflicts of laws thereof.

                 6. Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

                 7. Arbitration. Except for any court action or proceeding to obtain equitable relief in respect of the provisions of Part E above, any dispute involving the interpretation or application of the Agreement shall be resolved by final and binding arbitration before an arbitrator designated by, and mutually acceptable to, the Company and the Employee. In the event that the parties cannot agree to the appointment of a mutually acceptable arbitrator, the subject dispute shall be resolved by final and binding arbitration before one or more arbitrators designated by the American

Arbitration Association in Tampa, Florida, unless mutually agreed to otherwise. The award of any of such arbitrator(s) may be enforced in any court of competent jurisdiction.

                 8. Assignment.

                    (a) The Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, and no other person or entity shall have any right to rely on the Agreement or to claim or derive any benefit herefrom absent the express written consent of the party to be charged with such reliance or benefit.

                    (b) The Employee may not assign or otherwise transfer any of his obligations or duties hereunder to any other person, firm or corporation, it being understood and agreed that the Agreement is intended to be for the personal services of the Employee only and of no other person.

                    (c) The Company shall have the right, at any time and from time to time, to cause any payments required hereunder to be made by any subsidiary of the Company. Furthermore, the Company may assign the Agreement to any successor-in-interest who may acquire, whether by direct purchase, sale of securities, merger or consolidation, the assets, business or properties of the Company; provided that no such assignment shall relieve the Company of its duties and obligations to the Employee hereunder, without the prior written consent of the Employee.

IN WITNESS WHEREOF, the parties hereto have executed the Agreement on and as of the date first set forth above.

Aqua Quest International, Inc.

         `  /s/ Robert H. Mayne, Jr.

By: ----------------------------------------                    --------------------------------------

          Captain Robert H. Mayne, Jr.                                   Witness

          President

  /s/ Richard Berry

----------------------------------------------                   ------------------------------------

          Richard Berry                                                       Witness

          Employee

Aqua Quest International, Inc.

Employee Employment Contract

Christopher Berry

December____, 2013

EMPLOYMENT AGREEMENT

                 EMPLOYMENT AGREEMENT (the "Agreement") entered into as of the ___th day of December 2013 and between Aqua Quest International, Inc., a Florida corporation (the "Company"), and Christopher Berry, an individual (the "Employee").

W I T N E S S E T H:

                 WHEREAS, the Employee has substantial knowledge and experience relating to the management and operation of Company's businesses, and the Company desires to obtain the services of the Employee in an executive capacity with the Company; and

                 WHEREAS, the Employee is ready, willing and able to serve the Company, all upon the terms and subject to the conditions hereinafter set forth, and

         WHEREAS, the Directors have duly selected the Employee to serve as an employee the Company.

                 NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

        Part A.  Employment.

                 1. Duties. Subject to the terms and conditions of this Agreement, the Company shall employ the Employee and the Employee shall render services to the Company as required by the Companys President. In addition, the Employee shall serve such of the Company's subsidiaries as may be requested from time to time by the Company, without requirement of any additional compensation to the Employee.

                 2. Time of Employment. Throughout the period of his employment hereunder the Employee will devote a substantial amount of his professional and business time, attention, knowledge and skills to faithfully, diligently and to the best of his abilities perform his duties hereunder. It is expected that the Employee will render his services primarily at the Companys offices and from his present office, or such address as the Employee shall deem fit in his discretion, provided that the Employee will engage in such traveling as may be reasonably required in connection with the performance of his duties hereunder.

                 3. Title. The Company will initially cause the Employee to be appointed as an advisor to the Company in the Dominican Republic.

                 4. Ability to Perform. The Employee hereby represents and warrants to the Company that he is under no legal disability and has entered into no agreements that in any way limit or render the Employee incapable of performing his obligations under the Agreement or his fiduciary duties as an Employee of the Company. The Employee further covenants that he will not impair his ability to carry out his obligations under the Agreement or his fiduciary duties by entering into any agreement or in any way assisting others, directly or indirectly, to enter into any agreement which will violate the confidentiality and non-competition provisions of Part E of the Agreement.

        Part B.  Term of Employment; Termination of Agreement.

                 1. Term. Subject to prior termination in accordance with the provisions hereof, the term of the Agreement shall commence on the date hereof and shall continue during his term of service as an Employee. (the "Term").

                 2. Termination For Cause. Anything contained in Section 1 of the Part B to the contrary notwithstanding, the Agreement may be terminated at the option of the Company (the "Board") for "Cause" (as hereinafter defined), effective upon the giving of written notice of termination to the Employee. As used herein, the term "Cause" shall mean and be limited to:

                    (a) any act committed by the Employee against the Company, or any of its subsidiaries or divisions, constituting: (i) fraud, (ii) misappropriation of corporate opportunity,

breach of fiduciary duty or non-disclosure of a conflict of interest, (iii) self-dealing, (iv) embezzlement of funds, (v) felony conviction for conduct involving moral turpitude or other criminal conduct, or (vi) the willful disregard by the Employee of the reasonable directions of the President; (vii) any conduct materially detrimental to the Company or its customers, or

                    (b) the breach or default by the Employee in the performance of any material provision of the Agreement (including but not limited to Part E below); or

                    (c) alcoholism or any other form of addiction which impairs the Employee's ability to perform his duties hereunder.

                 3. Deaths or Disability. Anything contained in Section 1 of the Part B to the contrary notwithstanding, the Agreement may be terminated by the Company: (i) upon the death of the Employee, or (ii) on thirty (30) days' prior written notice to the Employee, in the event that the Employee shall be physically or mentally disabled or impaired so as to prevent his from continuing the normal and proper performance of his duties and responsibilities hereunder for a period of three (3) consecutive months. The initial determination as to whether the Employee is disabled or impaired shall be made by the physician regularly treating the condition causing the disability. The Company shall have the right to require the Employee to be examined by a physician duly licensed to practice medicine in the State in which the Employee has his primary residence to determine such physician's opinion as to the Employee's disability. If such physician's opinion differs from that of the physician treating the Employee, or a physician thereafter retained by the Employee, they shall forthwith select a third physician so licensed whose opinion, after examination and review of available information, shall be conclusive and binding upon all parties hereto. All costs of the physician regularly treating or thereafter retained by the Employee shall be paid by the Employee. All costs of the physician retained by the Company shall be paid by the Company. If a third physician is required, then the costs of that physician shall be paid by the Company.

                 4. No Further Obligations. Upon any termination of the Agreement by the Company for "Cause" pursuant to Section 2 of the Part B, or by reason of the Employee's death or disability pursuant to Section 3 of the Part B, neither the Company nor any subsidiary or division thereof shall be liable for or be required to pay to the Employee any further remuneration, compensation or other benefits hereunder.

        Part C.  Compensation; Expenses.

          1. Base Compensation. As compensation for his services during the Term, the Company shall pay or cause to be paid to the Employee remuneration of Five Hundred Dollars ($500.00) per week. Said compensation shall commence within Thirty (30) days of the issuance of the necessary permits from the Dominican Republic or the arrival in the Dominican Republic of one of Aqua Quests vessels.

          2. Benefits. In addition to the foregoing compensation, the Employee shall, throughout the period of his employment hereunder, be eligible to participate in any and all group health, group life and/or other benefit plans generally made available by the Company to its Employees, provided that nothing herein contained shall be deemed to require the Company to maintain or continue any plan or policy.

             3. Expenses. In addition to the compensation set forth above, throughout the period of the Employee's employment hereunder, the Company shall also reimburse the Employee or cause the Employee to be reimbursed, upon presentment by the Employee to the Company of appropriate receipts and vouchers therefore, for any reasonable, approved business expenses incurred by the Employee in connection with the performance of his duties and responsibilities hereunder; provided, however, that in order to be reimbursable hereunder, any such expense must be deductible (in whole or in part) by the Company for federal income tax purposes. Specifically, Company shall reimburse Employee for actual travel costs and expenses, such as travel, food & lodging, but not for time and participation. Employee will fly coach class in the United States and Coach class for any international flights. The Company will pay such expenses after Employee submits his expense report. Payment shall be in approximately two weeks after the expense report is received. The Company shall not reimburse Employee for secretarial and staff support at his home office.

        Part D. Confidentiality; Non-Competition.

As a material inducement to cause the Company to enter into the Agreement, the Employee hereby covenants and agrees that:

                 1. Confidential Information. The Employee shall, at all times during and subsequent to the Term, keep secret and retain in strictest confidence all confidential matters of the Company, and the "know-how", trade secrets, technical processes, inventions, equipment specifications, equipment designs, plans, drawings, research projects, confidential client lists, details of client, subcontractor or consultant contracts, pricing policies, operational methods, marketing plans and strategies, project development, acquisition and bidding techniques and plans, business acquisition plans, and new personnel acquisition plans of the Company and its subsidiaries and divisions (whether now known or hereafter learned by the Employee), except to the extent that (i) such information is generally available to the public without restriction, (ii) the Employee obtains confidentiality agreements with respect to such confidential information, (iii) the Employee is requested by the Board of Employees of the Company or a Committee thereof, or by the Chairman of the Company, to disclose such confidential information, (iv) such information is provided to a customer of the Company pursuant to a request received from such customer in the ordinary course of business, or (v) the Employee is under compulsion of either a court order or a governmental agency's or authority's inquiry, order or request to so disclose such information.

                 2. Property of the Company.

                    (a) Except as otherwise provided herein, all lists, records and other non-personal documents or papers (and all copies thereof) relating to the Company and/or any of its subsidiaries or divisions, including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of the Employee, or made available to the Employee, are and shall be the property of the Company, and shall be delivered to the Company on the date of termination of the Employee's employment with the Company, or sooner upon request of the Company at any time or from time to time.

                    (b) All inventions, including any procedures, formulas, methods, processes, uses, apparatuses, patterns, designs, plans, drawings, devices or configurations of any kind, any and all improvements to them which are developed, discovered, made or produced, and all trade secrets and information used by the Company and/or its subsidiaries and divisions (including, without limitation, any such matters created or developed by the Employee during the term of the Agreement), shall be the exclusive property of the Company or the subject subsidiary, and shall be delivered to the Company or the subject subsidiary (without the Employee retaining any copies, components or records thereof) on the date of termination of the Employee's employment with the Company; provided, however, that nothing herein contained shall be deemed to grant to the Company any property rights in any inventions or other intellectual property which may at any time be developed by the Employee which is wholly unrelated to any business then engaged in or under development by the Company.

                 3. Employees of the Company. The Employee shall not, at any time (whether during the term of the Agreement or at any time thereafter), directly or indirectly, for or on behalf of any business enterprise other than the Company and/or its subsidiaries and affiliates, solicit any employee, distributor or any other affiliate of the Company or any of its subsidiaries to leave his or his employment with the Company or such subsidiary, or encourage any such person to leave such employment or relationship, without the prior written approval of the Company in each instance.

                 4. Non-Competition. For so long as the Employee shall be receiving any compensation or remuneration under the Agreement, the Employee shall not, directly or indirectly, whether individually or as an employee, distributor, affiliates, stockholder (other than the passive ownership of up to 5% of the capital stock of a publicly traded corporation), partner, joint venturer, agent or other representative of any other person, firm or corporation, engage or have any interest in any business (other than the Company or any of its subsidiaries or affiliates) which, in any country in which the Company or any of its subsidiaries or divisions does or solicits business during the Term, is engaged in or derives any revenues from performing any functionally equivalent services or marketing any functionally equivalent products as those services provided and products marketed by the Company or any of its subsidiaries or divisions during the Term.

                 5. Severability of Covenants. The Employee acknowledges and agrees that the provisions of the Part E are (a) made in consideration of the premises and undertakings of the Company set forth herein, (b) made for good, valuable and adequate consideration received and to be received by the Employee, and (c) reasonable and necessary, in terms of the time, geographic scope and nature of the restrictions, for the protection of the Company and the business and good will thereof. It is intended that the provisions of the Part E be fully severable, and in the event that any of the foregoing restrictions, or any portion of the foregoing restrictions, shall be deemed contrary to law, invalid or unenforceable in any respect by any court or tribunal of competent jurisdiction, then such restrictions shall be deemed to be amended, modified and reduced in scope and effect, as to duration and/or geographic area, only to that extent necessary to render same valid and enforceable (and in such reduced form, such provisions shall then be enforceable), and any other of the foregoing restrictions shall be unaffected and shall remain in full force and effect.

                 6. Equitable Remedies. The parties hereby acknowledge that, in the event of any breach or threatened breach by the Employee of the provisions of the Part E, the Company will suffer irreparable harm and will not have an adequate remedy at law. Accordingly, in the event of any such breach or threatened breach, the Company may seek and obtain appropriate equitable relief to restrain or enjoin such breach or threatened breach and/or to compel compliance herewith.

                 7. Trade Secrets. The Parties hereby agree and stipulate that any confidential information of the Parties shall be deemed a "trade secret" as that term is defined under the Economic Espionage Act of 1996 (the "Act"), and further agree and stipulate that the Parties by the Agreement have taken all reasonable steps under the Act to keep such information secret.

        Part E.  Miscellaneous.

             1. Binding Effect. All of the terms and conditions of the Agreement shall be binding upon and inure to the benefit of the Employee, the Company and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

             2. Notices. Except as may otherwise be provided herein, any notice, request, demand or other communication required or permitted under the Agreement shall be in writing and shall be deemed to have been given when delivered personally or when mailed by certified mail, return receipt requested, addressed to a party at the address of such party first set forth above, or at such other address as such party may hereafter have designated by notice.

             3. Waivers. Neither the Agreement nor any of the terms or conditions hereof may be waived, amended or modified except by means of a written instrument duly executed by the party to be charged therewith.

             4. Captions. The captions and headings used in the Agreement are for convenience of reference only, and shall not affect the construction or interpretation of the Agreement or any of the provisions hereof.

             5. Governing Law. The Agreement, and all matters or disputes relating to the validity, construction, performance or enforcement hereof, shall be governed by, and construed under, the laws of the State of Florida, without giving effect to principles of conflicts of laws thereof.

             6. Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

             7. Arbitration. Except for any court action or proceeding to obtain equitable relief in respect of the provisions of Part E above, any dispute involving the interpretation or application of the Agreement shall be resolved by final and binding arbitration before an arbitrator designated by, and mutually acceptable to, the Company and the Employee. In the event that the parties cannot agree to the appointment of a mutually acceptable arbitrator, the subject dispute shall be resolved by final and binding arbitration before one or more arbitrators designated by the American Arbitration Association in Tampa, Florida, unless mutually agreed to otherwise. The award of any of such arbitrator(s) may be enforced in any court of competent jurisdiction.

             8. Assignment.

                    (a) The Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, and no other person or entity shall have any right to rely on the Agreement or to claim or derive any benefit herefrom absent the express written consent of the party to be charged with such reliance or benefit.

                    (b) The Employee may not assign or otherwise transfer any of his obligations or duties hereunder to any other person, firm or corporation, it being understood and agreed that the Agreement is intended to be for the personal services of the Employee only and of no other person.

                    (c) The Company shall have the right, at any time and from time to time, to cause any payments required hereunder to be made by any subsidiary of the Company. Furthermore, the Company may assign the Agreement to any successor-in-interest who may acquire, whether by direct purchase, sale of securities, merger or consolidation, the assets, business or properties of the Company; provided that no such assignment shall relieve the Company of its duties and obligations to the Employee hereunder, without the prior written consent of the Employee.

            IN WITNESS WHEREOF, the parties hereto have executed the Agreement on and as of the date first set forth above.

Aqua Quest International, Inc.

         `

By: ----------------------------------------                    --------------------------------------

          Captain Robert H. Mayne, Jr.                                   Witness

          President

----------------------------------------------                   ------------------------------------                  Christopher Berry                                                  Witness

Employee

Aqua Quest International, Inc.

Employee Employment Contract

Scott Berry

December____, 2013

EMPLOYMENT AGREEMENT

                 EMPLOYMENT AGREEMENT (the "Agreement") entered into as of the ___th day of December 2013 and between Aqua Quest International, Inc., a Florida corporation (the "Company"), and Scott, an individual (the "Employee").

W I T N E S S E T H:

                 WHEREAS, the Employee has substantial knowledge and experience relating to the management and operation of Company's businesses, and the Company desires to obtain the services of the Employee in an executive capacity with the Company; and

                 WHEREAS, the Employee is ready, willing and able to serve the Company, all upon the terms and subject to the conditions hereinafter set forth, and

         WHEREAS, the Directors have duly selected the Employee to serve as an employee the Company.

                 NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

        Part A.  Employment.

                 1. Duties. Subject to the terms and conditions of this Agreement, the Company shall employ the Employee and the Employee shall render services to the Company as required by the Companys President. In addition, the Employee shall serve such of the Company's subsidiaries as may be requested from time to time by the Company, without requirement of any additional compensation to the Employee.

                 2. Time of Employment. Throughout the period of his employment hereunder the Employee will devote a substantial amount of his professional and business time, attention, knowledge and skills to faithfully, diligently and to the best of his abilities perform his duties hereunder. It is expected that the Employee will render his services primarily at the Companys offices and from his present office, or such address as the Employee shall deem fit in his discretion, provided that the Employee will engage in such traveling as may be reasonably required in connection with the performance of his duties hereunder.

                 3. Title. The Company will initially cause the Employee to be appointed as an advisor to the Company in the Dominican Republic.

                 4. Ability to Perform. The Employee hereby represents and warrants to the Company that he is under no legal disability and has entered into no agreements that in any way limit or render the Employee incapable of performing his obligations under the Agreement or his fiduciary duties as an Employee of the Company. The Employee further covenants that he will not impair his ability to carry out his obligations under the Agreement or his fiduciary duties by entering into any agreement or in any way assisting others, directly or indirectly, to enter into any agreement which will violate the confidentiality and non-competition provisions of Part E of the Agreement.

        Part B.  Term of Employment; Termination of Agreement.

                 1. Term. Subject to prior termination in accordance with the provisions hereof, the term of the Agreement shall commence on the date hereof and shall continue during his term of service as an Employee. (the "Term").

                 2. Termination For Cause. Anything contained in Section 1 of the Part B to the contrary notwithstanding, the Agreement may be terminated at the option of the Company (the "Board") for "Cause" (as hereinafter defined), effective upon the giving of written notice of termination to the Employee. As used herein, the term "Cause" shall mean and be limited to:

                    (a) any act committed by the Employee against the Company, or any of its subsidiaries or divisions, constituting: (i) fraud, (ii) misappropriation of corporate opportunity, breach of fiduciary duty or non-disclosure of a conflict of interest, (iii) self-dealing, (iv) embezzlement of funds, (v) felony conviction for conduct involving moral turpitude or other criminal conduct, or (vi) the willful disregard by the Employee of the reasonable directions of the President; (vii) any conduct materially detrimental to the Company or its customers, or

                    (b) the breach or default by the Employee in the performance of any material provision of the Agreement (including but not limited to Part E below); or

                    (c) alcoholism or any other form of addiction which impairs the Employee's ability to perform his duties hereunder.

                 3. Deaths or Disability. Anything contained in Section 1 of the Part B to the contrary notwithstanding, the Agreement may be terminated by the Company: (i) upon the death of the Employee, or (ii) on thirty (30) days' prior written notice to the Employee, in the event that the Employee shall be physically or mentally disabled or impaired so as to prevent his from continuing the normal and proper performance of his duties and responsibilities hereunder for a period of three (3) consecutive months. The initial determination as to whether the Employee is disabled or impaired shall be made by the physician regularly treating the condition causing the disability. The Company shall have the right to require the Employee to be examined by a physician duly licensed to practice medicine in the State in which the Employee has his primary residence to determine such physician's opinion as to the Employee's disability. If such physician's opinion differs from that of the physician treating the Employee, or a physician thereafter retained by the Employee, they shall forthwith select a third physician so licensed whose opinion, after examination and review of available information, shall be conclusive and binding upon all parties hereto. All costs of the physician regularly treating or thereafter retained by the Employee shall be paid by the Employee. All costs of the physician retained by the Company shall be paid by the Company. If a third physician is required, then the costs of that physician shall be paid by the Company.

                 4. No Further Obligations. Upon any termination of the Agreement by the Company for "Cause" pursuant to Section 2 of the Part B, or by reason of the Employee's death or disability pursuant to Section 3 of the Part B, neither the Company nor any subsidiary or division thereof shall be liable for or be required to pay to the Employee any further remuneration, compensation or other benefits hereunder.

Part C.  Compensation; Expenses.

          1. Base Compensation. As compensation for his services during the Term, the Company shall pay or cause to be paid to the Employee remuneration of Five Hundred Dollars ($500.00) per week. Said compensation shall commence within Thirty (30) days of the issuance of the necessary permits from the Dominican Republic or the arrival in the Dominican Republic of one of Aqua Quests vessels.

          2. Benefits. In addition to the foregoing compensation, the Employee shall, throughout the period of his employment hereunder, be eligible to participate in any and all group health, group life and/or other benefit plans generally made available by the Company to its Employees, provided that nothing herein contained shall be deemed to require the Company to maintain or continue any plan or policy.

             3. Expenses. In addition to the compensation set forth above, throughout the period of the Employee's employment hereunder, the Company shall also reimburse the Employee or cause the Employee to be reimbursed, upon presentment by the Employee to the Company of appropriate receipts and vouchers therefore, for any reasonable, approved business expenses incurred by the Employee in connection with the performance of his duties and responsibilities hereunder; provided, however, that in order to be reimbursable hereunder, any such expense must be deductible (in whole or in part) by the Company for federal income tax purposes. Specifically, Company shall reimburse Employee for actual travel costs and expenses, such as travel, food & lodging, but not for time and participation. Employee will fly coach class in the United States and Coach class for any international flights. The Company will pay such expenses after Employee submits his expense report. Payment shall be in approximately two weeks after the expense report is received. The Company shall not reimburse Employee for secretarial and staff support at his home office.

       Part D. Confidentiality; Non-Competition.

As a material inducement to cause the Company to enter into the Agreement, the Employee hereby covenants and agrees that:

                 1. Confidential Information. The Employee shall, at all times during and subsequent to the Term, keep secret and retain in strictest confidence all confidential matters of the Company, and the "know-how", trade secrets, technical processes, inventions, equipment specifications, equipment designs, plans, drawings, research projects, confidential client lists, details of client, subcontractor or consultant contracts, pricing policies, operational methods, marketing plans and strategies, project development, acquisition and bidding techniques and plans, business acquisition plans, and new personnel acquisition plans of the Company and its subsidiaries and divisions (whether now known or hereafter learned by the Employee), except to the extent that (i) such information is generally available to the public without restriction, (ii) the Employee obtains confidentiality agreements with respect to such confidential information, (iii) the Employee is requested by the Board of Employees of the Company or a Committee thereof, or by the Chairman of the Company, to disclose such confidential information, (iv) such information is provided to a customer of the Company pursuant to a request received from such customer in the ordinary course of business, or (v) the Employee is under compulsion of either a court order or a governmental agency's or authority's inquiry, order or request to so disclose such information.

                 2. Property of the Company.

                    (a) Except as otherwise provided herein, all lists, records and other non-personal documents or papers (and all copies thereof) relating to the Company and/or any of its subsidiaries or divisions, including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of the Employee, or made available to the Employee, are and shall be the property of the Company, and shall be delivered to the Company on the date of termination of the Employee's employment with the Company, or sooner upon request of the Company at any time or from time to time.

                    (b) All inventions, including any procedures, formulas, methods, processes, uses, apparatuses, patterns, designs, plans, drawings, devices or configurations of any kind, any and all improvements to them which are developed, discovered, made or produced, and all trade secrets and information used by the Company and/or its subsidiaries and divisions (including, without limitation, any such matters created or developed by the Employee during the term of the Agreement), shall be the exclusive property of the Company or the subject subsidiary, and shall be delivered to the Company or the subject subsidiary (without the Employee retaining any copies, components or records thereof) on the date of termination of the Employee's employment with the Company; provided, however, that nothing herein contained shall be deemed to grant to the Company any property rights in any inventions or other intellectual property which may at any time be developed by the Employee which is wholly unrelated to any business then engaged in or under development by the Company.

                 3. Employees of the Company. The Employee shall not, at any time (whether during the term of the Agreement or at any time thereafter), directly or indirectly, for or on behalf of any business enterprise other than the Company and/or its subsidiaries and affiliates, solicit any employee, distributor or any other affiliate of the Company or any of its subsidiaries to leave his or his employment with the Company or such subsidiary, or encourage any such person to leave such employment or relationship, without the prior written approval of the Company in each instance.

                 4. Non-Competition. For so long as the Employee shall be receiving any compensation or remuneration under the Agreement, the Employee shall not, directly or indirectly, whether individually or as an employee, distributor, affiliates, stockholder (other than the passive ownership of up to 5% of the capital stock of a publicly traded corporation), partner, joint venturer, agent or other representative of any other person, firm or corporation, engage or have any interest in any business (other than the Company or any of its subsidiaries or affiliates) which, in any country in which the Company or any of its subsidiaries or divisions does or solicits business during the Term, is engaged in or derives any revenues from performing any functionally equivalent services or marketing any functionally equivalent products as those services provided and products marketed by the Company or any of its subsidiaries or divisions during the Term.

         5. Severability of Covenants. The Employee acknowledges and agrees that the provisions of the Part E are (a) made in consideration of the premises and undertakings of the Company set forth herein, (b) made for good, valuable and adequate consideration received and to be received by the Employee, and (c) reasonable and necessary, in terms of the time, geographic scope and nature of the restrictions, for the protection of the Company and the business and good will thereof. It is intended that the provisions of the Part E be fully severable, and in the event that any of the foregoing restrictions, or any portion of the foregoing restrictions, shall be deemed contrary to law, invalid or unenforceable in any respect by any court or tribunal of competent jurisdiction, then such restrictions shall be deemed to be amended, modified and reduced in scope and effect, as to duration and/or geographic area, only to that extent necessary to render same valid and enforceable (and in such reduced form, such provisions shall then be enforceable), and any other of the foregoing restrictions shall be unaffected and shall remain in full force and effect.

                 6. Equitable Remedies. The parties hereby acknowledge that, in the event of any breach or threatened breach by the Employee of the provisions of the Part E, the Company will suffer irreparable harm and will not have an adequate remedy at law. Accordingly, in the event of any such breach or threatened breach, the Company may seek and obtain appropriate equitable relief to restrain or enjoin such breach or threatened breach and/or to compel compliance herewith.

         7. Trade Secrets. The Parties hereby agree and stipulate that any confidential information of the Parties shall be deemed a "trade secret" as that term is defined under the Economic Espionage Act of 1996 (the "Act"), and further agree and stipulate that the Parties by the Agreement have taken all reasonable steps under the Act to keep such information secret.

        Part E.  Miscellaneous.

                 1. Binding Effect. All of the terms and conditions of the Agreement shall be binding upon and inure to the benefit of the Employee, the Company and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

             2. Notices. Except as may otherwise be provided herein, any notice, request, demand or other communication required or permitted under the Agreement shall be in writing and shall be deemed to have been given when delivered personally or when mailed by certified mail, return receipt requested, addressed to a party at the address of such party first set forth above, or at such other address as such party may hereafter have designated by notice.

             3. Waivers. Neither the Agreement nor any of the terms or conditions hereof may be waived, amended or modified except by means of a written instrument duly executed by the party to be charged therewith.

             4. Captions. The captions and headings used in the Agreement are for convenience of reference only, and shall not affect the construction or interpretation of the Agreement or any of the provisions hereof.

             5. Governing Law. The Agreement, and all matters or disputes relating to the validity, construction, performance or enforcement hereof, shall be governed by, and construed under, the laws of the State of Florida, without giving effect to principles of conflicts of laws thereof.

                 6. Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

                 7. Arbitration. Except for any court action or proceeding to obtain equitable relief in respect of the provisions of Part E above, any dispute involving the interpretation or application of the Agreement shall be resolved by final and binding arbitration before an arbitrator designated by, and mutually acceptable to, the Company and the Employee. In the event that the parties cannot agree to the appointment of a mutually acceptable arbitrator, the subject dispute shall be resolved by final and binding arbitration before one or more arbitrators designated by the American

Arbitration Association in Tampa, Florida, unless mutually agreed to otherwise. The award of any of such arbitrator(s) may be enforced in any court of competent jurisdiction.

                  8. Assignment.

                    (a) The Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, and no other person or entity shall have any right to rely on the Agreement or to claim or derive any benefit herefrom absent the express written consent of the party to be charged with such reliance or benefit.

                    (b) The Employee may not assign or otherwise transfer any of his obligations or duties hereunder to any other person, firm or corporation, it being understood and agreed that the Agreement is intended to be for the personal services of the Employee only and of no other person.

                    (c) The Company shall have the right, at any time and from time to time, to cause any payments required hereunder to be made by any subsidiary of the Company. Furthermore, the Company may assign the Agreement to any successor-in-interest who may acquire, whether by direct purchase, sale of securities, merger or consolidation, the assets, business or properties of the Company; provided that no such assignment shall relieve the Company of its duties and obligations to the Employee hereunder, without the prior written consent of the Employee.

     IN WITNESS WHEREOF, the parties hereto have executed the Agreement on and as of the date first set forth above.

Aqua Quest International, Inc.

         `

By: ----------------------------------------                    -------+-------------------------------

          Captain Robert H. Mayne, Jr.                                   Witness

          President

----------------------------------------------                   ------------------------------------                  Scott Berry                                                  Witness

Employee

Aqua Quest International, Inc.

ASSIGNMENT AGREEMENT

Dated as of December 29, 2013

Between

Aqua Quest International, Inc.

and

North Caribbean Research, S.A.

         ASSIGNMENT AGREEMENT entered into as of December 29, 2013, at Tarpon Springs, Florida, United States of America, by and between Aqua Quest International, Inc., (hereinafter called Aqua Quest). and North Caribbean Research, S.A. (hereinafter called NCR), collectively hereinafter referred to as the "Parties" and individually as a Party.

WHEREAS, Aqua Quest is in the business of salvaging, preserving and displaying historical artifacts, and

WHEREAS, NCR is in the business of exploring for and salvaging sunken ships in and near the Dominican Republic and elsewhere, and

WHEREAS, NCR owns an undivided interest in an estimated 12,000 ancient sunken ship artifacts (the Artifacts) salvaged in the Dominican Republic, and

WHEREAS, NCRs artifacts are being held by the government of the Dominican Republic and are awaiting dividing with the Dominican Republic whereby the government will award Fifty Percent (50%) of said Artifacts to NCR, and

WHEREAS, Aqua Quest wishes to buy and NCR wishes to sell said Artifacts, and

WHEREAS, the Artifacts may be the subject of adverse claims, and

         WHEREAS, the Parties wish to establish an agreement on this matter,

         NOW, THEREFORE, in consideration for the mutual promises and representations contained herein, the Parties agree as follows:

ARTICLE I

Assignment of Interest in Artifacts

         Section 1.1. Assignment.  NCR hereby sells, assigns, grants and conveys Eighty Percent (80%) ownership in said Artifacts to Aqua Quest. NCR shall retain Twenty Percent (20%) in said Artifacts.

         Section 1.2. Ownership of NCR. NCR represents that it believes it has full, free and clear ownership of the Artifacts. The Parties recognize that there may be claims against NCRs ownership of the Artifacts but it is NCRs intention to convey good title, free and clear of any liens claims and encumbrances to the Artifacts to Aqua Quest.

Section 1.3.  Consideration. As consideration for said assignment, Aqua Quest hereby agrees to issue to NCR Two Hundred Thousand (200,000) shares of Class A Common Stock of Aqua Quest, par value $0.0001.

         Section 1.4 Division of Artifacts. The Parties shall divide the Artifacts in the following manner. Upon the release by the government of the Dominican Republic of the artifacts, Aqua Quest shall, at a time and place agreed upon, place said artifacts into five separate groupings. NCR shall than choose one of the groupings as the NCR Twenty Percent of the Artifacts.

         Section 1.5. Clawback. The Parties recognize that the Artifacts may be the subject of adverse claims. While the Parties do not believe said claims to be valid, in the event that any such claims shall succeed, such claims shall be first assessed against the Twenty Percent of the Artifacts retained by NCR. In the event such claims shall exceed such Twenty Percent and shall succeed against any of the Artifacts held by Aqua Quest, then Aqua Quest shall have the right to cancel the shares of Aqua Quest held by NCR pro rata according to the percentage of interest lost.

ARTICLE III

Amendments and Notices

         Section 3.2. Amendments in Writing. No amendment or addition to this Agreement shall be effective unless agreed to in writing by the Parties. All amendments or additions will be executed in the form of an Addendum to this Agreement constituting an integral part thereof.

         Section 3.2. Notices. All notices or requests in connection with this Agreement shall be in writing. Such notices may be sent by verified facsimile transmission followed by registered or certified mail, or by registered or certified mail.

         Section 3.3. Addresses. For all official correspondence the Parties shall use the addresses, phone and fax numbers of each other stipulated below in this Agreement. The Parties must promptly inform each other about all changes in their addresses and telecommunication numbers.

Article IV

Miscellaneous

         Section 4.1. Waiver. The waiver by a Party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by a Party. All waivers must be express, in writing, and signed. All waivers will be strictly construed.

         Section 4.2. Rights and Obligations.  The rights and obligations of a Party under this Agreement shall inure to the benefit of and shall be binding upon a Party's employees, directors, officers, agents, affiliates, associates, successors and assigns.

         Section 4.3. Disputes. Disputes under this Agreement shall be submitted to binding arbitration by the American Arbitration Association in Tampa, Florida in English. If the subject matter of the arbitration shall be matters directly relating to an investment, the Arbitration shall be submitted to the International Centre for the Settlement of Investment Disputes, in Washington, D.C. in English. A Party shall be entitled to enforce any of the protective provisions of this Agreement by court order without posting bond. Any Party demonstrably guilty of criminal conduct is not entitled to arbitration, at the option of the injured Party. The Parties acknowledge that this Agreement and any award rendered pursuant to it shall be governed by the 1958 Convention on the Recognition and Enforcement of Foreign Arbitral Awards. A party may obtain a court order to enforce any protective provision of this Agreement.

         Section 4.4. Modifications. All waivers or modifications of this Agreement must be in writing and signed by all Parties.

         Section 4.5. Further Assurances. The Parties will execute such further documents and action necessary or appropriate to carry out the purposes of this Agreement.

         Section 4.6. Integration.  This Agreement replaces all written or oral prior agreements about the subject matter between the Parties.

         Section 4.7. Fax Signatures Binding. A signed copy of this Agreement transmitted to the other Party shall be binding as though signed in person.

ARTICLE V

Addresses

Aqua Quest International, Inc.

719 Pent Street

Tarpon Springs, FL 33556

Phone: 727-743-6008

Fax:

Attention: Captain Robert H. Mayne, Jr.

North Caribbean Research, S.A.

Monte Cristi

Dominican Republic

Phone:

Fax:

Attention: Richard Berry

         IN WITNESS WHEREOF, the Parties hereto, by their respective officers duly authorized, have caused this Agreement to be duly executed and delivered as of the date first above written.

Aqua Quest International, Inc.

  /s/ Robert H. Mayne, Jr.

By:___________________________________

         Captain Robert H. Mayne, Jr. President

North Caribbean Research, S.A.

  /s/ Richard Berry

By:___________________________________

         Richard Berry